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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-75556, 33-92904 and 333-28559) of O'Sullivan Industries Holdings, Inc. of our report dated August 18, 2000 relating to the consolidated financial statements which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Fort Worth, Texas
September 28, 2000